Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Great Basin Scientific, Inc. (the “Company”) on Form 10-Q for the quarterly period ended March 31, 2015, as filed with the United States Securities and Exchange Commission on the date hereof (the “Report”), I, Ryan Ashton, President, Chief Executive Officer, and Director of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 14, 2015

/s/ Ryan Ashton
Ryan Ashton
President, Chief Executive Officer, and Director

(Principal Executive Officer)